Property and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Sep. 30, 2020	Sep. 30, 2019
Total property and equipment, at cost	$ 5,147	$ 5,130	$ 5,096
Accumulated depreciation and amortization	(4,297)	(4,224)	(4,244)
Property and equipment, net	850	906	852
Computer software [Member]
Total property and equipment, at cost	1,535	1,535	1,497
Office equipment, furniture, fixtures [Member]
Total property and equipment, at cost	$ 3,612	$ 3,595	$ 3,599